UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2014

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-32663	86-0812139
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

200 East Basse Road

San Antonio, Texas 78209

(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 832-3700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On September 5, 2014, Clear Channel Communications, Inc. (“CCU”), an indirect parent company of Clear Channel Outdoor Holdings, Inc., distributed a confidential preliminary offering circular dated September 5, 2014 (the “Offering Circular”) relating to the proposed offering of $750,000,000 aggregate principal amount of CCU’s Priority Guarantee Notes due 2022 (the “Proposed Offering”) to be offered and sold only to qualified institutional buyers in an unregistered offering pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Act”), and to certain non-U.S. persons in transactions outside the United States in reliance on Regulation S under the Act.

The Offering Circular discloses that through September 4, 2014, revenues for CCU’s Media and Entertainment segment were pacing up 1.7%, with core stations pacing up 0.3%. Pacings for the Americas Outdoor advertising and International Outdoor advertising segments were down 0.6% and up 5.3%, respectively.

Pacing data reflects revenues booked at a specific date versus the comparable date in the prior period and may or may not reflect the actual revenue growth at the end of the period. CCU’s revenue pacing information includes an adjustment to prior periods to include all acquisitions and exclude all divestitures in both periods presented for comparative purposes. It also excludes the effects of foreign exchange movements.

The pacing data included in the Offering Circular may be deemed material, non-public information and is being furnished hereby pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events

On September 5, 2014, CCU issued a press release announcing the launch of the Proposed Offering. A copy of the press release is filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release issued by Clear Channel Communications, Inc. on September 5, 2014 (incorporated by reference from Exhibit 99.1 to Clear Channel Communications, Inc.’s Current Report on Form 8-K filed on September 5, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

Date: September 5, 2014	By:	/s/ Hamlet T. Newsom Jr.
Hamlet T. Newsom Jr.
Vice President, Associate General Counsel and Assistant Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by Clear Channel Communications, Inc. on September 5, 2014 (incorporated by reference from Exhibit 99.1 to Clear Channel Communications, Inc.’s Current Report on Form 8-K filed on September 5, 2014).